UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 12, 2013
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EXCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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Texas (State or other jurisdiction of incorporation)	0-9204 (Commission File Number)	74-1492779 (IRS Employer Identification No.)
12377 Merit Drive Suite 1700, LB 82 Dallas, Texas (Address of principal executive offices)	75251 (Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084
(Former name or former address, if changed since last report): Not applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.
Haynesville Purchase and Sale Agreement
On July 12, 2013, EXCO Operating Company, LP, a Delaware limited partnership (“EOC”) and wholly owned subsidiary of EXCO Resources, Inc. (“EXCO”) closed the transactions contemplated by that certain Haynesville Purchase and Sale Agreement (the “HV PSA”), dated as of July 2, 2013, by and among EOC, Chesapeake Louisiana, L.P., an Oklahoma limited partnership (“CLLP”), Empress, L.L.C., an Oklahoma limited liability company (“ELLC”), and Empress Louisiana Properties, L.P., a Texas limited partnership (“ELP” and together with CLLP and ELLC, the “Sellers”), effective in economic terms as of January 1, 2013. Pursuant to the terms of the HV PSA, EOC purchased certain producing and non-producing oil, gas and mineral leases and wells located in its core Haynesville shale operating area in Caddo Parish and DeSoto Parish, Louisiana (collectively, the “HV Properties”) from the Sellers. EOC paid a purchase price of approximately $288 million for the HV Properties (after preliminary purchase price adjustments).
A description of the material terms of the HV PSA can be found in EXCO’s Current Report on Form 8-K filed on July 8, 2013, which description is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On July 12, 2013, EXCO issued a press release, a copy of which is furnished as Exhibit 99.1, announcing the closing of the transactions contemplated by the HV PSA.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
EXCO will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
EXCO will file the financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

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Exhibit Number	Description
99.1	Press Release, dated July 12, 2013

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2013	EXCO RESOURCES, INC. By: /s/ MARK F. MULHERN Mark F. Mulhern
Executive Vice President and Chief
Financial Officer

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EXHIBIT INDEX

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 12, 2013

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